[GRAPHIC OMITTED]

                      A publicly held Delaware corporation

Edward C. Dmytryk
President & Chief Executive Officer

Lawrence R. Van Etten
Vice-President & Chief Operating Officer

Vanessa H. Lindsey
Secretary




David K. Cantley          Lawrence R. Van Etten
Vanessa H. LindseyCharles J. Champion
Anthony Q. Joffe  Douglas L. Wilson
Edward C. Dmytryk G. Richard Chamberlin
J. Bruce Gleason
                  ------
           Board of Directors
                                Wriwebs.com, Inc.
          100 East Sample Road, Suite 210; Pompano Beach, Florida 33064


                          AmeriNet Communications, Inc.
                              "The Firm MultiMedia"
                7325 Southwest 32nd Street; Ocala, Florida 34474
                  Post Office Box 770787; Ocala, Florida 34477


                             Operating Subsidiaries

                                            Administrative & Executive Offices
                                                    1941 Southeast 51st Terrace
                                                           Ocala, Florida 34471
                                                       Telephone (352) 694-6661
                                                           Fax (352) 694-1325
                                                  e-mail, tyclegal@atlantic.net

                                                       Crystal Corporate Center
                                         2500 North Military Trail, Suite 225-C
                                                    Boca Raton, Florida 33431
                                                    Telephone (561) 998-3435
                                                          Fax (561) 998-4635
                                               e-mail info@amerinetgroup.com

                                                    Respond to Ocala address

March 13, 2001

G. Richard Chamberlin, Esquire
4518 Southwest 44th lane
Ocala, Florida 34474

Dear Richard:

     This letter is to confirm our current arrangement for your legal services. AmeriNet Group.com, Inc. will pay you 1,000 shares of AmeriNet's common stock, valued at $0.20 per share, for each court appearance, including filing the necessary documentation with the court, you attend on behalf of AmeriNet Communications, Inc.

     If you agree to these terms please sign and return this letter to our office at your earliest convenience.


                                Very Truly yours,

                            AmeriNet Group.com, Inc.

                             /s/ Vanessa H. Lindsey
                               Vanessa H, Lindsey
                                    Secretary

       The foregoing is hereby accepted as of the 13th day of March, 2001.


                         /s/ G. Richard Chamberlin
                         G. Richard Chamberlin, Esquire